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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ----------------


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 23, 1998

                        COMMISSION FILE NUMBER 000-24677

                        BINDVIEW DEVELOPMENT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                    TEXAS                                 76-0306721
       (STATE OR OTHER JURISDICTION OF                  (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NO.)


3355 WEST ALABAMA, SUITE 1200 HOUSTON, TX                     77098
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 (713) 843-1799
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)






















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PART I
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 18, 1998, the Registrant acquired Curasoft, Inc. ("Curasoft"), a California corporation, through the acquisition of all of the outstanding equity interests of Curasoft in exchange for 175,017 shares of BindView common stock.


ITEM 7. FINANCIAL STATEMENTS, UNAUDITED PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)               Financial statement of Businesses Acquired. In accordance with
                  Item 7 (a) of Form 8-K, the required financial statement are filed in Exhibit 99.1

(b) Unaudited Pro Forma Financial Information. In accordance with the requirements of Item 7 (b) of Form 8-K, the required unaudited pro forma financial information is filed in Exhibit 99.2

(c)               Exhibits.

                           23.1    Consent of Independent Accountants

                           99.1 Financial Statements of Curasoft, Inc. as of October 31, 1998 and December 31, 1997.

                           99.2 Unaudited Pro Forma Financial Information as of September 30, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BINDVIEW DEVELOPMENT CORPORATION


Dated:   February 22, 1999          By: /S/ Eric J. Pulaski
                                    -------------------------------------------
                                    Eric J. Pulaski
                                    Chairman of the Board, President and
                                    Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit Number
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
23.1     Consent of Independent Accountants

99.1     Financial Statements of Curasoft, Inc. as of October 31, 1998 and
         December 31, 1997.

99.2     Unaudited Pro Forma Financial Information as of September 30, 1998.
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